UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

SUMMIT HOTEL PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2015, the stockholders of Summit Hotel Properties, Inc. (the “Company”) approved the Amended and Restated Summit Hotel Properties, Inc. 2011 Equity Incentive Plan (the “Amended 2011 Plan”) at the Annual Meeting of Stockholders. The Amended 2011 Plan became effective upon stockholder approval. The material terms of the Amended 2011 Plan, as disclosed under the heading “Proposal No. 4 – Amended and Restated 2011 Equity Incentive Plan” in the Company’s Definitive Proxy Statement filed on April 28, 2015 (the “2015 Proxy Statement”), and the form of the Amended 2011 Plan, a copy of which is filed as Appendix B to the 2015 Proxy Statement, are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2015, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). There were 79,246,315 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 91.62% of the outstanding shares of common stock on April 14, 2015, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect six directors to the Company’s Board of Directors.

Name	For	Withheld	Broker Non-Votes
Kerry W. Boekelheide	70,664,068	2,164,849	0
Daniel P. Hansen	72,469,281	359,636	0
Bjorn R. L. Hanson	59,718,539	13,110,378	0
Jeffrey W. Jones	72,440,570	388,347	0
Kenneth J. Kay	72,440,433	388,484	0
Thomas W. Storey	59,744,060	13,084,857	0

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the 2016 annual meeting of stockholders and until his successor is duly elected and qualified.

Proposal 2: To ratify the appointment of Ernst & Young LLP.

For	Against	Abstain	Broker Non-Votes
78,588,748	603,963	53,604	N/A

At the Annual Meeting, stockholders ratified the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2015.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
69,139,585	3,456,564	232,768	6,417,398

At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal 4: To approve the Amended and Restated Summit Hotel Properties, Inc. 2011 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
70,380,362	2,245,116	203,439	6,417,398

At the Annual Meeting, stockholders approved the Amended and Restated Summit Hotel Properties, Inc. 2011 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
	Name: Title:	Christopher R. Eng Senior Vice President, General Counsel,
Dated: June 19, 2015		Chief Risk Officer and Secretary